LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

(the “Fund”)

Supplement dated December 3, 2020 to the Summary Prospectus and Prospectus of the Fund, dated May 1, 2020, as may be revised or supplemented from time to time.

Effective immediately, the last sentence of the first paragraph in the subsection entitled “Principal Investment Strategies” within the section entitled “Investments, Risks and Performance” within the Summary Prospectus is amended and restated as follows:

Under normal circumstances, the dollar-weighted average effective maturity of the Fund’s portfolio is expected to be between 3 and 10 years although the Fund may invest in securities of any maturity.

Effective immediately, the last sentence of the first paragraph in the subsection entitled “Principal Investment Strategies” within the section entitled “Investments, Risks and Performance” in the Fund Summary section of the Statutory Prospectus is amended and restated as follows:

Under normal circumstances, the dollar-weighted average effective maturity of the Fund’s portfolio is expected to be between 3 and 10 years although the Fund may invest in securities of any maturity.

Effective immediately, the last sentence of the first paragraph in the subsection entitled “Principal Investment Strategies” under “Loomis Sayles Intermediate Municipal Bond Fund” within the section entitled “More About Goals and Strategies” within the Statutory Prospectus is amended and restated as follows:

Under normal circumstances, the dollar-weighted average effective maturity of the Fund’s portfolio is expected to be between 3 and 10 years although the Fund may invest in securities of any maturity.

Effective immediately, the below disclosure is added to the end of the first paragraph in the subsection entitled “Principal Investment Strategies” under “Loomis Sayles Intermediate Municipal Bond Fund” within the section entitled “More About Goals and Strategies” within the Statutory Prospectus:

Some types of bonds may also have an “effective maturity” that is shorter than the stated maturity due to prepayment or call provisions. Debt obligations without prepayment or call provisions generally have an effective maturity equal to their expected maturity. Dollar-weighted average effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.